Exhibit 99.2

R&D DAYSeptember 30, 20201

Agenda

Section	Speakers
Welcome & Kick-off	**Will Lewis** *Chair & Chief Executive Officer*
Treprostinil Palmitil Inhalation Powder Opportunity	**Dr. Eugene Sullivan, M.D.** *Chief Product Strategy Officer* **Dr. Ronald J. Oudiz, M.D., FACP, FACC, FCCP** *Professor of Medicine and Interim Chief* *Harbor-UCLA Medical Center Division of Cardiology* *Lead Investigator for Planned Phase 2a Trial*
Brensocatib Development Program Update	**Dr. Kevin Mange, M.D., MSCE** *Head of Clinical Development* **Colleen Silk** *General Manager, Brensocatib*
ARIKAYCE Front Line and Global Expansion Update	**Dr. Kevin Mange, M.D., MSCE** *Head of Clinical Development* **Neil Hughes** *General Manager, Head of Europe, Middle East and Africa (EMEA) Commercial* **Roger Adsett** *Chief Operating Officer*
Financial Update **Closing Remarks**	**Sara Bonstein** *Chief Financial Officer*
Q&A Session	**Insmed Executive Team & Participants**

2

Forward Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.

The forward-looking statements in this presentation are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: the risk that brensocatib does not prove effective or safe for patients in the STOP-COVID19 study; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the novel coronavirus (COVID-19) pandemic and efforts to reduce its spread on our business, employees, including key personnel, patients, partners and suppliers; failure to successfully commercialize or maintain U.S. approval for ARIKAYCE®, the Company's only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not timely and successfully complete the study to validate a PRO tool and complete the confirmatory post-marketing study required for full approval of ARIKAYCE; inability of the Company, PARI or the Company's other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or brensocatib; inaccuracies in the Company's estimates of the size of the potential markets for ARIKAYCE or its product candidates or in data the Company has used to identify physicians; expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company's inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company's product candidates that is approved in the future; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib and the Company's other product candidates, including due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company's inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S. or for the Company's product candidates in the U.S., Europe, Japan or other markets, including the United Kingdom as a result of its recent exit from the European Union; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company's product candidates for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with laws and regulations that impact the Company's business or agreements with the Company; the Company's inability to attract and retain key personnel or to effectively manage the Company's growth; the Company's inability to adapt to its highly competitive and changing environment; the Company's inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by its agreements related to ARIKAYCE or the Company's product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; the Company's limited experience operating internationally; changes in laws and regulations applicable to the Company's business, including any pricing reform, and failure to comply with such laws and regulations; inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's ability to access future capital; and delays in the execution of plans to build out an additional FDA-approved third-party manufacturing facility and unexpected expenses associated with those plans.

The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and any subsequent Company filings with the SEC.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

3

Will Lewis Chair & CEOMission, Vision & Strategy4

Transformational Growth Strategy

World Class Team

Research & Development Expertise

Global Commercial Presence

Business Development Strength



ARIKAYCE
Refractory
MAC
ARIKAYCE
EU/Japan
Front Line
ARIKAYCE
Refractory
MAC
Brensocatib
NCFBE
ARIKAYCE
EU/Japan
Front Line
ARIKAYCE
Refractory
MAC
Pipeline
TPIP
Brensocatib
expansion
Brensocatib
NCFBE
ARIKAYCE
EU/Japan
Front Line
ARIKAYCE
Refractory
MAC

5

Dr. Eugene Sullivan, M.D. Chief Product Strategy OfficerDr. Ronald J. Oudiz, M.D., FACP, FACC, FCCP Professor of Medicine and Interim Chief Harbor-UCLA Medical Center Division of Cardiology Lead Investigator for Planned Phase 2a TrialTreprostinil Palmitil Development Update 7

Harnessing the Full Potential of the Prostanoid Pathway in Pulmonary Arterial Hypertension (PAH)Prostanoids have long been considered the cornerstone therapy for PAH but clinical use has faced challenges related to rapid metabolism and tolerability issuesTreprostinil palmitil has the potential to address the shortcomings of the existing prostanoid therapies by:• Potentially minimizing side effects, both local and systemic • Potentially maximizing the vasodilatory activity, by maintaining high local concentrations in the lung • Allowing for histologic disease-modifying effects of prostanoid therapy8

Agenda1 Pulmonary Arterial Hypertension (PAH)2 Treprostinil Palmitil Inhalation Powder (TPIP)3 Highlights of Preclinical Data4 Product Differentiation5 Path Forward9

Dr. Ronald J. Oudiz, M.D., FACP, FACC, FCCP Professor of Medicine and Interim Chief Harbor-UCLA Medical Center Division of Cardiology Lead Investigator Planned Phase 2a TrialPulmonary Arterial Hypertension (PAH) Treatment Landscape10

Types of Pulmonary Hypertension11

Types of Pulmonary HypertensionLung disease/hypoxiaLeft-sided heart disease12

Types of Pulmonary HypertensionLung disease/hypoxiaThromboembolic diseaseLeft-sided heart disease13

Types of Pulmonary HypertensionThromboembolic diseaseIPAH and APAHLung disease/hypoxiaLeft-sided heart disease14

Pulmonary Hypertension: Diagnostic classification

1. Pulmonary arterial hypertension (PAH)

1.1. Idiopathic PAH (IPAH)
1.2. Heritable
1.2.1. BMPR2
1.2.2. ALK1, ENG, SMAD9, CAV1, KCNK3
1.2.3. Unknown
1.3. Drug- and toxin-induced
1.4. Associated with
1.4.1. Connective tissue diseases
1.4.2. HIV infection
1.4.3. Portal hypertension
1.4.4. Congenital heart diseases
1.4.5. Schistosomiasis
1' Pulmonary veno-occlusive disease and / or pulmonary capillary hemangiomatosis
1' Persistent pulmonary hypertension of the newborn

2. Pulmonary hypertension due to left heart disease

2.1. Left ventricular systolic dysfunction
2.2. Left ventricular diastolic dysfunction
2.3. Valvular disease
2.4. Congenital/acquired left heart inflow/ outflow tract obstruction and congenital cardiomyopathies

3. PH due to Lung Diseases and/or Hypoxemia

3.1. Chronic obstructive pulmonary disease
3.2. Interstitial lung disease
3.3. Other pulmonary diseases with mixed restrictive and obstructive pattern
3.4. Sleep-disordered breathing
3.5. Alveolar hypoventilation disorders
3.6. Chronic exposure to high altitude
3.7. Developmental abnormalities

4. Chronic thromboembolic pulmonary hypertension (CTEPH)

5. Pulmonary hypertension with unclear multifactorial mechanisms

5.1. Hematologic disorders: chronic hemolytic anemia, myeloproliferative disorders, splenectomy
5.2. Systemic disorders: sarcoidosis, pulmonary histiocytosis: lymphangioleiomyomatosis
5.3. Metabolic disorders: glycogen storage disease, Gaucher disease, thyroid disorders
5.4. Others: tumoral obstruction, fibrosing mediastinitis, chronic renal failure, segmental PH

15

Pulmonary Hypertension: Diagnostic classificationPulmonary arterial hypertension (PAH)1.1. Idiopathic PAH (IPAH) 1.2. Heritable 1.2.1. BMPR2 1.2.2. ALK1, ENG, SMAD9, CAV1, KCNK3 1.2.3. Unknown 1.3. Drug- and toxin-induced 1.4. Associated with 1.4.1. Connective tissue diseases 1.4.2. HIV infectionPH due to Lung Diseases and/or Hypoxemia3.1. Chronic obstructive pulmonary disease 3.2. Interstitial lung disease 3.3. Other pulmonary diseases with mixed restrictive and obstructive pattern 3.4. Sleep-disordered breathing 3.5. Alveolar hypoventilation disorders 3.6. Chronic exposure to high altitude 3.7. Developmental abnormalities1.4.3. Portal hypertension 1.4.4. Congenital heart diseases 1.4.5. Schistosomiasis 1’ Pulmonary veno-occlusive disease and / or pulmonary capillary hemangiomatosis 1’ Persistent pulmonary hypertension of the newbornPulmonary hypertension due to left heart disease2.1. Left ventricular systolic dysfunction 2.2. Left ventricular diastolic dysfunction 2.3. Valvular disease 2.4. Congenital/acquired left heart inflow/ outflow tract obstruction and congenital cardiomyopathiesChronic thromboembolic pulmonary hypertension (CTEPH)Pulmonary hypertension with unclear multifactorial mechanisms5.1. Hematologic disorders: chronic hemolytic anemia, myeloproliferative disorders, splenectomy 5.2. Systemic disorders: sarcoidosis, pulmonary histiocytosis: lymphangioleiomyomatosis 5.3. Metabolic disorders: glycogen storage disease, Gaucher disease, thyroid disorders 5.4. Others: tumoral obstruction, fibrosing mediastinitis, chronic renal failure, segmental PH16

2-year mortality untreated = 50%**D'Alonzo GE, Barst RJ, Ayres SM, et al. Survival in patients with primary pulmonary hypertension. Results from a national prospective registry. Ann Intern Med 1991;115:343–349.17

Progression of RV DysfunctionChampion HC, Michelakis ED, Hassoun PM. Circulation 2009;120:992-100718

Algorithm for the diagnosis of PH and its causes


History, symptoms, signs and/or laboratory tests suggestive of PH
Assess probability of PH
Echocardiographic probability of PH#
Low
Identify high-risk patients
Fast-track referral of selected patients
High or intermediate
Consider other causes and/or follow-up¶
Consider V/Q scan to screen for CTEPH+
Diagnose common causes of PH
V/Q scan abnormal
Consider left heart disease (assess pre-test probability) and lung disease§
No clinically significant left heart disease or lung disease
Diagnose rare causes of PH
Refer to PH expert centre

Frost, et al. Eur Resp J 2018

19

Algorithm for the diagnosis of PH and its causes



History, symptoms, signs and/or laboratory tests suggestive of PH
Assess probability of PH
Echocardiographic probability of PH#
Low
Identify high-risk patients
Fast-track referral of selected patients
High or intermediate
Consider other causes and/or follow-up¶
Consider V/Q scan to screen for CTEPH+
Diagnose common causes of PH
V/Q scan abnormal
Consider left heart disease (assess pre-test probability) and lung disease§
No clinically significant left heart disease or lung disease
Diagnose rare causes of PH
Refer to PH expert centreƒ

Frost, et al. Eur Resp J 2018

20

Algorithm for the diagnosis of PH and its causes (*cont*)



Management at PH expert centre
Review or perform V/Q scan#
Any mismatched perfusion defect
CTEPH diagnostic algorithm
Normal perfusion
Multimodality diagnostic assessment
RHC for PH diagnosis and haemodynamic characterisation
PH not confirmed
Consider other causes¶
PH not confirmed
PH confirmed
CTEPH not confirmed
Review by multidisciplinary PH team+
Monitor and reassess
CTEPH confirmed
PH classified§
PH classification not certain
Appropriate treatment
Consider trial of treatmentƒ
RHC- Right Heart Catheterization

Frost, et al. Eur Resp J 2018

20

Algorithm for the diagnosis of PH and its causes (*cont*)



Management at PH expert centre
Review or perform V/Q scan[#]
CTEPH diagnostic algorithm
Any mismatched perfusion defect
Normal perfusion
Multimodality diagnostic assessment
PH not confirmed
Consider other causes[¶]
PH not confirmed
RHC for PH diagnosis and haemodynamic characterisation
PH confirmed
CTEPH not confirmed
Review by multidisciplinary PH team[+]
Monitor and reassess
CTEPH confirmed
PH classified[§]
PH classification not certain
Appropriate treatment
Consider trial of treatment[f]
RHC- Right Heart Catheterization

Frost, et al. Eur Resp J 2018

20

Pathways Affecting PAH Treatments• Endothelin Pathway – targeted by ERAs• Nitric Oxide Pathway – targeted by PDE5 inhibitors and sGCS• Prostacylin Pathway – targeted by prostacyclin analogues and prostacyclin receptor agonists21

Pathways Affecting PAH Treatments• Endothelin Pathway – targeted by ERAs• Nitric Oxide Pathway – targeted by PDE5 inhibitors and sGCS• Prostacylin Pathway – targeted by prostacyclin analogues and prostacyclin receptor agonists21

Pathways Affecting PAH Treatments• Endothelin Pathway – targeted by ERAs• Nitric Oxide Pathway – targeted by PDE5 inhibitors and sGCS• Prostacylin Pathway – targeted by prostacyclin analogues and prostacyclin receptor agonistsParenteral prostanoids are recommended as first- line therapy for FC IV patients and FC II and III patients with rapid progression. Inhaled prostanoids are recommended for indicated patients unwilling or unable to manage parenteral prostanoids, or as second-line alternatives for patients who are uncontrolled on ERAs or PDE5s (alone or in combination).21

PAH Treatments – Approved Therapies

Specific PAH agents

Prostacyclin Analogues

- epoprostenol (IV)
- iloprost (inh)
- treprostinil (IV, SQ, inh, po)
- selexipag (po)

Endothelin antagonists

- bosentan (po)
- ambrisentan (po)
- macitentan (po)

PDE-5 inhibitors

- sildenafil (po)
- tadalafil (po)

Soluble gunalylate cyclase agonist

- riociguat (po)

26

Prostacyclin Advantages and Trade-Offs

Administration	Advantage	Limitations
Oral	Convenient	• GI side effects limit dosing
Parenteral	Effective	• Systemic toxicities limit dosing • Site pain, infection, inconvenience
Inhaled	Targeted	• Short treatment effect requires multiple administrations per day • Sawtooth PK/PD profile

Systemically administered prostanoids (oral or parenteral) are limited by the side effects:

- Hypotension
- Nausea/vomiting
- Diarrhea
- Headache
- Flushing
- Jaw pain

27

Prostacyclin Advantages and Trade-Offs

Administration	Advantage	Limitations
Oral	Convenient	• GI side effects limit dosing
Parenteral	Effective	• Systemic toxicities limit dosing • Site pain, infection, inconvenience
Inhaled	Targeted	• Short treatment effect requires multiple administrations per day • Sawtooth PK/PD profile

Systemically administered prostanoids (oral or parenteral) are limited by the side effects:

- Hypotension
- Nausea/vomiting
- Diarrhea
- Headache
- Flushing
- Jaw pain

Goal for a new prostanoid therapy: convenient administration; sustained, high lung concentration; lower systemic exposures; potential for anti-proliferative, disease-modifying effects.

28

A Poten Differentiated Prostanoid 29

Treprostinil Palmitil Inhalation Powder (TPIP)• TPIP is a dry powder formulation of treprostinil prodrug, treprostinil palmitil*• The dry powder inhaler (DPI) device is the Plastiape RS01 capsule- based deviceTreprostinil Palmitil(INS1009)Lung Esterase• Once delivered to the lung, treprostinil palmitil is hydrolyzed by endogenous esterases to active treprostinil*Previously treprostinil palmitil was formulated as a nebulized suspension (TPIS).C16-OHTreprostinil30

Highlights of Preclinical Data 3

Highlights of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

32

Highlights of Preclinical Data

Potential Implications of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

33

Potential Implications of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Once-or-twice-daily administration

Improved pharmacokinetics

- **Prolonged lung residence time**
- Lower systemic Cmax and **prolonged T1/2 compared to treprostinil**

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

34

Potential Implications of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Comparable effects at lower systemic exposures

Improved pharmacokinetics

- **Prolonged lung residence time**
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

35

Potential Implications of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Potential disease modifying activity

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

36

Potential Implications of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Potential Improved Tolerability

Improved pharmacokinetics

- Prolonged lung residence time
- **Lower systemic Cmax** and prolonged T1/2 **compared to treprostinil**

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

37

Highlights of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- **Prolonged lung residence time**
- **Lower systemic Cmax and prolonged T1/2 compared to treprostinil**

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

38

Improved Pharmacokinetics:

Prolonged Lung Residence, Lower Cmax, Prolonged Half Life (Rat and Dog)



RAT Lung and Plasma Levels
Treprostinil Palmitil 42 µg/kg
Treprostinil Palmitil 108 µg/kg
Treprostinil 215 µg/kg
Extrap
Lung TRE eq (ng/g)
10000
1000
100
10
1
0.1
0.01
0
5
10
15
20
25
Time (h)
Treprostinil Palmitil
Treprostinil
Plasma TRE (ng/mL)
Plasma [Treprostinil] (ng/mL)
10
1
0.1
0.01
Treprostinil
Plasma
Treprostinil Palmitil
Dose = 6 µg/kg of TRE equivalent delivered directly into the lungs through a surgically implanted tracheal catheter
0
2
4
6
Time (h)

F.G. Leifer et al. (2018) Drug Res 68: 1-10



DOG Plasma Levels
A
Inhaled TP 7 µg/kg
Inhaled TP 22 µg/kg
Inhaled TP 46 µg/kg
Inhaled TP 95 µg/kg
Plasma TRE (ng/mL)
10
1
0.1
0.01
Treprostinil Palmitil
0
20
40
60
80
Time (h)
10X Cmax
B
TRE 5 µg/kg
TRE 16 µg/kg
Plasma TRE (ng/mL)
10
1
0.1
0.01
Treprostinil
0
10
20
Time (h)

M. R. Corboz, et al. (2017) J. Pharmacol. Exp. Ther. 363:348–357.

39

Highlights of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

40

Prolonged Duration of Pharmacodynamic Activity (Telemetered Dog, Hypoxic Challenge)6 g/kg 23g/kg 57g/kg 0 138 g/kg-2-4-6-8-10-12Nose only inhalation; doses are those presented to the animals (lung dose is 1/10 of the values shown)0 2 4 6 8 10 12 14 16 18 20 22 24Time Post Dose (h)Data on file, Insmed Inc.41

Prolonged Duration of Pharmacodynamic Activity (Telemetered Dog, Hypoxic Challenge)1614121086420Dose g/kg80.93522.3102.7Average right ventricular pulse pressure (RVPP) response to hypoxia challenge in two dogs following inhalation of different doses of TP; the ‘wash out’ period between doses was ≥7days. Shown at t=0 is the no-treatment baseline average (values were taken before dosing).-2 0 5 10 15 20 25 Time after dosing (h)Data on file, Insmed Inc. 42

Highlights of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- **Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil**

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

43

Local Pharmacodynamic Effect Pulmonary Vasodilator Activity at Significantly80PBS 60 infused40200IV TreprostinilLower Plasma Treprostinil Concentrations (Rat)0.0001 0.01 0.1 1 10 10060 xRats challenged with the thromboxane mimetic U4661980PBS 60 inhaled40Inhaled Treprostinil Palmitil200 0.0001 0.01 0.1 1 10 100Plasma Treprostinil (ng/mL)Chapman et al. (2018). Inhaled hexadecyl-treprostinil provides pulmonary vasodilator activity at significantly lower plasma concentrations than infused treprostinil. Pulm. Pharmacol. Ther. 49: 104-111. 44

Local Pharmacodynamic Effect Pulmonary Vasodilator Activity at Significantly Lower Plasma Treprostinil Concentrations (Dog)Telemetered Dogs (Hypoxia Challenge)25PBS 20 infused15Inhaled Treprostinil PalmitilIV TreprostinilEC50 value: TP 550x lower than IV TRE10PBS 5 inhaled0-5 0.0001 0.001 0.01 0.1 1 10 100Chapman et al. (2018). Inhaled hexadecyl-treprostinil provides pulmonary vasodilator activity atPlasma TRE (ng/mL)significantly lower plasma concentrations than infused treprostinil. Pulm. Pharmacol. Ther. 49: 104-111.45

Local Pharmacodynamic Effect Continuously Inhaled vs. Continuously Infused (IV) Treprostinil in Sheep…prostacyclin analogs are more potent pulmonary vasodilators when delivered by aerosol than when given intravenously. Systemic hemodynamic effects are also minimized by aerosol administration of the drug, making this approach especially appealing. Duration of action of prostacyclin is short, requiring an unrealistic frequency of administration for clinical use (6, 33), but development of analogs (e.g., treprostinil) or formulations that are long acting could make this approach feasible.”“We speculate that this may result from treprostinil stimulated production of vasodilatory mediators from pulmonary epithelium.46

Highlights of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2 compared to treprostinil

Prolonged duration of pharmacodynamic activity compared to treprostinil

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- **Remodeling effect, superior to other prostanoids**

Reduced incidence of cough (guinea pig model)

47

Treprostinil Palmitil Inhalation Solution Improved Both Hemodynamics and Vascular Remodeling in the Rat Sugen-HypoxiaModel of PAHImproves Pulmonary Arterial PressureReduces Wall Thickening* significantly different from the naïve group# significantly different from the vehicle group1Fulton Index is a commonlyTreprostinil Palmitil†NaïveVehicleTreprostinil Palmitil†used quantitative measure of the degree of right ventricularImproves Fulton Index1 Reduces Vessel ObliterationsMuscular Semi-muscular Non muscularhypertrophy Am. J. Res. Crit. Care Med. 2020: 201, A2094. Poster was not presented due to COVID19. Data on file, Insmed Inc.100 90 80 70 60 50 40 30 20 10 0*** # #Data on file, Insmed Inc. †Pulmonary dosesTreprostinil Palmitil†NCaïtvr eVNeehgicClter 2ug/kg INS 1009 6ug/kg INS 1009 Treprostinil Palmitil† 48

TPIP Demonstrated Superior Effect

on PA Pressure and RV Hypertrophy in the Rat Sugen-Hypoxia Model of PAH



Pulmonary Arterial Pressure
PAP (mmHg)
0
10
20
30
40
50
Nx
Vehicle
TPIP 59 µg/kg
TPIP 117 µg/kg
TPIP (QD)
Vehicle
TRE 65 µg/kg
Nebulized TRE (QID)
Vehicle
TRE 810 ng/kg/min
IV TRE
Vehicle
Selexipag 30 mg/kg
Oral Selexipag (BID)



Fulton Index[1]
Fulton index
0.0
0.2
0.4
0.6
0.8
Nx
Vehicle
TPIP 59 µg/kg
TPIP 117 µg/kg
TPIP (QD)
Vehicle
TRE 65 µg/kg
Nebulized TRE (QID)
Vehicle
TRE 810 ng/kg/min
IV TRE
Vehicle
Selexipag 30 mg/kg
Oral Selexipag (BID)

* significantly different from Normoxic control (Nx)
# significantly different from Vehicle Group
[1]*Fulton Index is a commonly used quantitative measure of the degree of right ventricular hypertrophy: it is the weight ratio of right ventricle/(left ventricle + septum)*

Data on file, Insmed Inc.

49

TPIP Demonstrated Superior Effect

on Vascular Remodeling in the Sugen-Hypoxia Rat Model of PAH

Wall Thickness



Wall Vessel Thickness % = (Whole Vessel Diameter − Lumen Diameter) / (Whole Vessel Diameter) × 100
Small Vessel Thickness (%)
0
10
20
30
40
Normoxic control (n = 8)
Vehicle TPIP (n = 9)
59 µg/kg TPIP (n = 11)
117 µg/kg TPIP (n = 10)
Vehicle Neb TRE (n = 6)
65 µg/kg Neb TRE (n = 10)
Vehicle IV TRE (n = 7)
810 ng/kg/min IV TRE (n = 6)
Vehicle Selexipag (n = 7)
30 mg/kg Selexipag (n = 9)

Muscularization



Non muscular
Semi-muscular
Muscular
Muscularization (%)
0
10
20
30
40
50
60
70
80
90
100
Normoxic control (n = 8)
Vehicle TPIP (n = 9)
59 µg/kg TPIP (n = 11)
117 µg/kg TPIP (n = 10)
Vehicle Neb TRE (n = 6)
65 µg/kg Neb TRE (n = 10)
Vehicle IV TRE
810 ng/kg/min IV TRE
Vehicle Selexipag (n = 7)
30 mg/kg Selexipag (n = 9)

Data on file, Insmed Inc.

* significantly different from Normoxic control group
\# significantly different from Vehicle group

* and # p <0.05
** and ## p < 0.01
*** and ### p < 0.001

50

TPIP at High Dose Shows Superior Effect Overall in the Sugen-Hypoxia Rat Model for PAHParameter value = (Value – Value of Normal) / (Value of Vehicle – Value of Normal)Data on file, Insmed Inc. 51

Highlights of Preclinical Data

Preclinical data demonstrate the following features of treprostinil palmitil:

Improved pharmacokinetics

- Prolonged lung residence time
- Lower systemic Cmax and prolonged T1/2

Prolonged duration of pharmacodynamic activity

"Local" pharmacodynamic effect

- Achieves the same pharmacodynamic (vasodilatory) effect at significantly lower systemic concentrations, compared with IV treprostinil

Effect on hallmark histopathologic features in the sugen/hypoxia model

- Remodeling effect, superior to other prostanoids

Reduced incidence of cough (guinea pig model)

52

Reduced Incidence of Cough Threshold to Induce Cough Increased 7-Fold (guinea pig model)80 80 * 60 * 6040 40 * * 20 200 0TRE7 X HigherTPIP ***Significantly different from vehicle. **Treprostinil molar equivalent doses; TP doses are 2.3, 12.8 and 35.8 g/kg. Data on file, Insmed Inc.53

Product Differentiation 54

Treprostinil Palmitil Inhalation Solution Phase 1 StudyPlasma PK in Healthy VolunteersTreprostinil Plasma PK SummaryTyvasoTPIS 85o Substantially lower Cmax than Tyvaso®o Persistent plasma levelsCohort 1 (n = 6)TPIS 85 µgTyvaso 54 µgof drug beyond 12 hours consistent withCmax (ng/mL) 0.089 0.958AUC0-24 (ng*h/mL) 0.614 0.872Tmax (h) 1.02 0.258T1/2 (h) 5.69 0.485Time Since Dose (h)sustained releaseHan et al. (2016) Single-Dose Pharmacokinetics of C16TR for Inhalation (INS1009) vs Treprostinil Inhalation Solution. ERS International Congress, September 3-7, London, United Kingdom, abs 3505 (poster PA2303).55

Treprostinil Palmitil Inhalation Powder (TPIP) a Potentially Differentiated ProstanoidConvenience: portable, dry powder inhalerIf the characteristics suggested by the preclinical studies are borne out in the clinical development program, TPIP could represent a differentiated productQD or BID dosing (prolonged lung residence time, prolonged half life, prolonged duration of pharmacodynamic activity)Improved safety/tolerability • Systemic tolerability (lower Cmax) • Local tolerability (reduced cough)Greater vasodilatory pharmacodynamic effect at lower systemic exposures (sustained lung residence time takes advantage of the local effect seen in multiple animal models)Potential disease modifier – may be able to benefit the histopathologic process, whereas Tyvaso, due to transient local exposure, cannot56

Treprostinil Palmitil Inhalation Powder (TPIP) a Potentially Differentiated ProstanoidConvenience: portable, dry powder inhalerIf the characteristics suggested by the preclinical studies are borne out in the clinical development program, TPIP could represent a differentiated productQD or BID dosing (prolonged lung residence time, prolonged half life, prolonged duration of pharmacodynamic activity)Improved safety/tolerability • Systemic tolerability (lower Cmax) • Local tolerability (reduced cough)Greater vasodilatory pharmacodynamic effect at lower systemic exposures (sustained lung residence time takes advantage of the local effect seen in multiple animal models)Potential disease modifier – may be able to benefit the histopathologic process, whereas Tyvaso, due to transient local exposure, cannot56

Next Steps for TPIP Development

Phase 1 Underway

SAD/MAD Study

Objective
Establish PK and tolerability profile

Top line results expected in Q1 2021

Initiate Phase 2a in Early 2021

Exploratory, single dose study

Objective
Demonstrate proof of mechanism, understand PK/PD relationship, confirm tolerability

Results expected in 2021

Initiate Phase 2b in H2 2021

Objective
Demonstrate hemodynamic effect size, inform design for pivotal program

58

Next Steps for TPIP DevelopmentPhase 1 UnderwaySAD/MAD StudyObjective Establish PK and tolerability profileTop line results expected in Q1 2021Initiate Phase 2a in Early 2021Exploratory, single dose studyObjective Demonstrate proof of mechanism, understand PK/PD relationship, confirm tolerabilityResults expected in 2021Initiate Phase 2b in H2 2021Objective Demonstrate hemodynamic effect size, inform design for pivotal program58

Brensocatib

NCFBE to Serve as 'Launch Pad' for Neutrophil-mediated Portfolio

NCFBE Program WILLOW + ASPEN

Serious Unmet Need Conditions

- Cystic Fibrosis
- Granulomatosis with Polyangiitis
- Apha-1 Antitrypsin Deficiency

Larger Markets

- Inflammatory Bowel Disease*
- Rheumatoid Arthritis*
- Lupus Nephritis*
- COPD/Asthma†
- Oncology

Research Pipeline

- External collaborations
- Insmed expertise

NCFBE, non-CF bronchiectasis
** Preclinical data generated*
†AstraZeneca has exercised its option to develop brensocatib in COPD & asthma through Phase 2b. Further development subject to agreement on commercial terms with Insmed.

60

Brensocatib Clinical Development 61

Bronchiectasis: Pathogenesis

Bronchiectasis Vicious Cycle*

INFLAMMATION

Persistent inflammatory response, causing lung damage

BACTERIAL COLONIZATION

Increased susceptibility to chronic bacterial infection and colonization



AIRWAY DESTRUCTION

An environmental insult or disease process leads to bronchial wall destruction and dilation

ABNORMAL MUCOCILIARY CLEARANCE

Structural damage impairs protective mucociliary clearance

* All references to bronchiectasis related to our WILLOW and ASPEN clinical studies, potential launch of brensocatib and global prevalence refer to non-cystic fibrosis bronchiectasis.

62

WILLOW Study Results Underscore Potential of Brensocatib63

Brensocatib Phase 2 WILLOW Study Design6 weeksScreeningStratified by Pseudomonas1:1:1Treatment period 24 weeksBrensocatib 25 mg QD Brensocatib 10 mg QD Placebo QDOff treatment 4 weeks• Primary objective:• Time to first exacerbation over 24 weeks in patients with non-cystic fibrosis bronchiectasis (NCFBE)• Secondary objectives:• Pulmonary exacerbation rate over 24 weeks• Change in QOL-Bronchiectasis questionnaire respiratory symptoms domain over 24 weeksaeruginosa on sputum culture and use of macrolidesBaseline day 1 randomizationClinic visits day 1, week 2, week 4, 8, 12, 16, 20 and 24/EOTEOT day 169EOS day 197 ± 3• Change in post-bronchodilator ppFEV1 over 24 weeks• Change in sputum NE activity from pretreatment to on-treatmentEOS, end of study; EOT, end of treatment; NE, neutrophil elastase; ppFEV1, percent predicted forced expiratory volume in 1 second; QD, once daily. Phase 2 WILLOW Study: NCT0321891764

Rate of Exacerbations

by Patient Subgroups

25 mg brensocatib vs. placebo



Subgroup
Unadjusted Rate Ratio
Unadjusted Rate Ratio (90% CI)
Overall 0.8 (0.55, 1.08))
Age
≥65 years 0.7 (0.48, 1.13)
<65 years 0.8 (0.45, 1.50)
≥75 years (geriatric) 1.4 (0.69, 2.90)
<75 years (non-geriatric) 0.6 (0.43, 0.95)
Bronchiectasis exacerbations (baseline variable)
2 0.8 (0.51, 1.17)
≥3 0.8 (0.44, 1.54)
Maintenance use of macrolides at baseline
Yes 0.7 (0.34, 1.43)
No 0.8 (0.54, 1.17)
P. Aeruginosa colonization status
Yes 0.8 (0.49, 1.37)
No 0.7 (0.46, 1.15)
0.0 0.50 1.00 1.5 2.0
Brensocatib Better
Placebo Better



Subgroup
Unadjusted Rate Ratio
Unadjusted Rate Ratio (90% CI)
Baseline neutrophil elastase in sputum
≥20 µg/mL 0.7 (0.42, 1.30)
LLQ to <20 µg/mL 0.7 (0.40, 1.22)
BLQ 0.9 (0.44, 1.76)
Baseline BSI score
≥5 0.9 (0.61, 1.24)
<5 0.2 (0.07, 0.89)
Baseline FEV . % Predicted
≥50% 0.9 (0.56, 1.29)
<50% 0.7 (0.34, 1.29)
Geographic region
Europe 0.2 (0.04, 0.62)
North America 0.8 (0.40, 1.42))
Asia-Pacific 1.0 (0.60, 1.59)
Eastern Europe * 1.2 (0.34, 3.95)
Hospitalized for exacerbation in prior 2 years
Yes 0.8 (0.46, 1.31)
No 0.8 (0.48, 1.21)
0.0 0.50 1.00 1.5 2.0
Brensocatib Better
Placebo Better

10 mg brensocatib vs. placebo



Subgroup
Unadjusted Rate Ratio
Unadjusted Rate Ratio (90% CI)
Overall 0.6 (0.45, 0.93)
Age
≥65 years 0.6 (0.36, 0.90)
<65 years 0.8 (0.44, 1.59)
≥75 years (geriatric) 0.7 (0.34, 1.50)
<75 years (non-geriatric) 0.6 (0.39, 0.91)
Bronchiectasis exacerbations (baseline variable)
2 0.6 (0.40, 0.94)
≥3 0.7 (0.33, 1.56)
Maintenance use of macrolides at baseline
Yes 0.6 (0.26, 1.35)
No 0.7 (0.44, 0.99)
P. aeruginosa colonization status
Yes 0.8 (0.44, 1.34)
No 0.6 (0.35, 0.91)
0.0 0.50 1.00 1.5 2.0
Brensocatib Better
Placebo Better



Subgroup
Unadjusted Rate Ratio
Unadjusted Rate Ratio (90% CI)
Baseline neutrophil elastase in sputum
≥20 mg/mL 0.6 (0.32, 1.02)
LLQ <20 mg/mL 0.9 (0.48, 1.50)
BLQ 0.4 (0.17, 0.88)
Baseline BSI score
≥5 0.7 (0.45, 0.98)
<5 not estimable
Baseline FEV1 % Predicted
≥50% 0.7 (0.46, 1.07)
<50% 0.5 (0.23, 0.92)
Geographic region
Europe not estimable
North America 0.7 (0.38, 1.48)
Asia-Pacific 0.7 (0.41, 1.25)
Eastern Europe * 0.2 (0.03, 1.16)
Hospitalized for exacerbation in prior 2 years
Yes 0.8 (0.45, 1.27)
No 0.5 (0.32, 0.89)
0.0 0.50 1.00 1.5 2.0
Brensocatib Better
Placebo Better

Chalmers et al, ERS International Congress 2020, 7-9 September. RCT4135
BSI, bronchiectasis severity index; FEV1, forced expiratory volume in 1 second
[a]Bulgaria/Poland

65

Dose Response Effect Seen Consistently Across Sputum Neutrophil Serine Proteases (NSPs) Mean (SE) Change from Baseline to Week 24 (log10 [mg/mL])Neutrophil ElastaseProteinase 3 Cathepsin GChalmers et al, ERS International Congress 2020, 7-9 September. RCT4135 66

WILLOW Safety Datano. (%) Placebo (n=85)Brensocatib 10 mg (n=81)Brensocatib 25 mg (n=89)TEAE resulting in study discontinuation 3 (3.5) 3 (3.7) 4 (5.5) TEAE resulting in treatment discontinuation 9 (10.6) 6 (7.4) 6 (6.7) Serious TEAE19 (22.4) 11 13.6) 10 (11.2) Serious TEAEs in ≥ 3% of patients in any groupInfective exacerbation of bronchiectasis 9 (10.6) 5 (6.2) 4 (4.5) Pneumonia3 (3.5) 0 4 (4.5) Any TEAE 67 (78.8) 75 (92.6) 74 (83.1)TEAEs in ≥ 10% of patients in any groupCough 10 (11.8) 15 (18.5) 12 (13.5) Headache3 (3.5) 8 (9.9) 12 (13.5) Sputum increased6 (7.1) 9 (11.1) 9 (10.1) Dyspnea2 (2.4) 3 (3.7) 9 (10.1) Infective exacerbation of bronchiectasis 9 (10.6) 5 (6.2) 4 (4.5)Diarrhea 9 (10.6) 5 (6.2) 3 (3.4) 67

Brensocatib Phase 3 Development Program 68

ASPEN Study: Single Trial Designed to Support Global FilingBreakthrough Therapy Designation for brensocatib in non-cystic fibrosis bronchiectasis (NCFBE)Robust efficacy endpoints, supported by WILLOW resultsIntegrates feedback from Health Authorities69

ASPEN Phase 3 Study DesignPrimary Endpoint:Treatment periodOff treatment• Rate of pulmonary exacerbations over the 52-week treatment periodKey Secondary Endpoints:• Time to first pulmonary exacerbation over the 52-week treatment period• Proportion of subjects who remain exacerbation-free over the 52-week treatment period• Change in FEV1Powered at 90% to detect 30%Up to 6 weeksScreeningStratified by:• Geographic region• Pseudomonas1:1:152 weeksBrensocatib 25 mg QD N=540Brensocatib 10 mg QD N=540Placebo QD N=5404 weeksreduction in exacerbation rate• Type I error: 0.01 (two-sided)• P-value = less than 0.01aeruginosa on sputum culture• Number of prior PEs (2, or ≥3) in previous 12 monthsBaseline day 1 randomizationClinic visits week 4, 16, 28, 40, 52 (EOT) and 56 (EOS)Phone visits week 10, 22, 34 and 46EOT day 364EOS day 392EOS, end of study; EOT, end of treatment; FEV1, forced expiratory volume in 1 second; QD, once daily; PE, pulmonary exacerbation 70

ASPEN Timeline Considerations36 Countries~480 sites6 Fast Track CountriesTargeting WILLOW study sites71

Brensocatib Commercial Outlook 72

Brensocatib Strategy Builds on Successful First Launch in NCFBEN Phase 3 trial for non-cystic fibrosis onchiectasis (NCFBE)Prepare for successful global launch in NCFBEAdvance clinical programs for cystic fibrosisaluate other neutrophil-modulated eases for future research & label xpansion73

An Approved NCFBE Treatment to Reduce Exacerbations

Could Address Unmet Needs Across Stakeholders

Patients

- Symptoms of cough, dyspnea, fatigue interfere with daily life
- Fear of exacerbations negatively impacts emotional and social well-being
- Frustrated with time-consuming therapies that are not specific to BE

Healthcare Providers

- Lack of efficacious anti-inflammatory option
- Treatments that improve patient QOL and prevent exacerbations seen as largest unmet need
- Recognize current treatments lack BE-specific clinical trial data

Payers

- Treatment option with BE indication, greater efficacy, and reduction in exacerbations seen as unmet needs

> "It's like waiting for a hurricane – there's a constant level of fear and anxiety of the unknown. When will an exacerbation hit?"
>
> - BRONCHIECTASIS PATIENT

74

Bronchiectasis is a Globally Prevalent Disease

Current Prevalence Estimates May Underestimate Global Patient Population,

Given Underdiagnosis of NCFBE


COPD
BE
Asthma

Between 650K – 9M COPD patients in the US (4%[1]-54%[2]) may also have NCFBE

Between **450K – 675K asthma patients in the US** (2%-3%[3]) may also have NCFBE

1. Agusti, A., Calverley, P.M., Celli, B. et al. Characterisation of COPD heterogenecity in the ECLIPSE cohort. Respir Res. 2010; 11: 122
2. Ni, Y., Shi, G., Yu, Y. et al. Clinical characteristics of patients with chronic obstructive pulmonary disease with co-morbid bronchiectasis: a systematic review and meta-analysis. Int J Chron Obstruct Pulmon Dis. 2015; 10: 1465–1475
3. Kang HR, Choi GS, Park SJ, et al. The effects of bronchiectasis on asthma exacerbation. Tuberc Respir Dis (Seoul). 2014;77(5):209-214.

76

Well Positioned to Support a Successful Global Launch in NCFBE

Uniquely positioned to commercialize brensocatib, if approved, given the synergies that exist between NCFBE and NTM lung disease



- Well-developed US launch capabilities with ARIKAYCE
- Experience with patient finding and activation
- Geographic and target HCP overlap with current US Sales structure
- EU/Japan teams mobilized for launch success
- Advocacy and patient support

77

Brensocatib Additional Opportunities 78

Strategy to Build a Neutrophil-mediated Portfolio

NCFBE Program

Serious Unmet Need Conditions

- Cystic Fibrosis
- Granulomatosis with Polyangiitis
- Apha-1 Antitrypsin Deficiency

Larger Markets

- Inflammatory Bowel Disease*
- Rheumatoid Arthritis*
- Lupus Nephritis*
- COPD/Asthma†
- Oncology

Research Pipeline

- External collaborations
- Insmed expertise

** Preclinical data generated*

†AstraZeneca has exercised its option to develop brensocatib in COPD & asthma through Phase 2b. Further development subject to agreement on commercial terms with Insmed.

79

Cystic Fibrosis and GPA Identified for Further Clinical Development

	Cystic Fibrosis	GPA
MOA Applicability	Clear role for neutrophils and NE in CF; Chronic bacterial infections of CF are neutrophil-mediated, and very elevated neutrophil counts in sputum are seen in CF patients	Two distinct MOAs could be applicable: (1) Inhibits activity of NSPs, (2) Reduces expression of membrane-bound PR3
Value Proposition	Potential to fill a need for CF-specific anti-inflammatory therapy, a category not currently met by marketed products An important additive therapy (on top of CFTR modulators) for CF patients who experience any pulmonary exacerbations	Potential for additional treatment option for GPA patients during induction for a more efficacious response, or as an alternative option for sustained remission
Providing a Roadmap for Development from CF to GPA	Previously approved products (CFTR modulators) and support from the CF Foundation Therapeutics Development Network	Previously approved product (Rituxan) and phase 3 development of avacopan

80

Ongoing Investigator-Sponsored Clinical Study for Treatment of Severe COVID-19 Infections

Could brensocatib be used to treat COVID-19?

Currently under investigation in multi-site UK investigator-initiated research (IIR) study



Double-blind, prospective, placebo-controlled, randomized trial

Up to 300 patients; 10 sites

Led by University of Dundee's Professor James Chalmers, MBChB, Ph.D.

Prioritized by UK's National Institute for Health Research

Potential Data read-out: **H1 2021**

81

Kevin C. Mange, M.D., MSCE SVP, Clinical DevelopmentNeil Hughes General Manager, Head of EMEARoger Adsett Chief Operating OfficerARIKAYCENot for promotional use 82

Kevin C. Mange, M.D., MSCE SVP, Clinical DevelopmentARIKAYCEFront Line Program 83 Not for promotional use 83

ARIKAYCE® (amikacin liposomal inhalation suspension) Indication and Use• LIMITED POPULATION: ARIKAYCE is indicated in adults, who have limited or no alternative treatment options, for the treatment of Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen in patients who do not achieve negative sputum cultures after a minimum of 6 consecutive months of a multidrug background regimen therapy. As only limited clinical safety and effectiveness data for ARIKAYCE are currently available, reserve ARIKAYCE for use in adults who have limited or no alternative treatment options. This drug is indicated for use in a limited and specific population of patients.• This indication is approved under accelerated approval based on achieving sputum culture conversion (defined as 3 consecutive negative monthly sputum cultures) by Month 6. Clinical benefit has not yet been established. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.• Limitation of Use: ARIKAYCE has only been studied in patients with refractory MAC lung disease defined as patients who did not achieve negative sputum cultures after a minimum of 6 consecutive months of a multidrug background regimen therapy. The use of ARIKAYCE is not recommended for patients with non-refractory MAC lung disease.WARNING: RISK OF INCREASED RESPIRATORY ADVERSE REACTIONS ARIKAYCE has been associated with an increased risk of respiratory adverse reactions, including hypersensitivity pneumonitis, hemoptysis, bronchospasm, and exacerbation of underlying pulmonary disease that have led to hospitalizations in some cases.Not for promotional use 84

First-in-Disease Therapy for MAC Lung Disease

MAC lung disease is a rare, progressive, and chronic condition that can cause severe, permanent damage to the lungs

Symptoms often worsen over time, including chronic cough, dyspnea, fatigue, fever, weight loss, and chest pain

Caused by bacteria in the environment and is more likely to affect those with a history of lung conditions, like bronchiectasis or COPD

ARIKAYCE

Novel, inhaled, once-daily formulation of liposomal amikacin taken with a nebulizer


LIFT
Week 1
Week 1
ARIKAYCE
Limited Population
1-833-ARIKARE

Pulmovance™ liposomal technology delivers drug directly to the lungs

Prolongs release of amikacin in the lungs while limiting systemic exposure

Complementary portfolio
Meaningful overlap in patient populations, with over 60% of bronchiectasis patients also having an NTM infection

Not for promotional use
85

ARIKAYCE Front Line Indication – Trial SummaryARISE (INS-415)Psychometric validation studySubjects: 100Start: Q4 2020ENCORE (INS-416)Double-blind PMR trialSubjects: 250Start: Q4 202086 Not for promotional use 86

Front Line Indication

Registration Program



Screening
Adults with new MAC lung infection
ARISE
Psychometric Validation Study
R
ARIKAYCE + AZI* + ETH*
Months 1-6
Placebo + AZI + ETH
Off Treatment**
Month 7
Key Endpoints
Adults with new MAC lung infection
ENCORE
Double-Blind Registration PMR Trial
R
ARIKAYCE + AZI* + ETH*
Months 1- 12
Placebo + AZI + ETH
Key Endpoints
Month 13
Off Treatment**
Culture Negativity Endpoint
Month 15

ARISE

Primary Objective
Demonstrate reliability, validity and responsiveness of the PRO/symptom scores

Secondary Objective
Demonstrate effect of ARIKAYCE on culture conversion, time to culture conversion

ENCORE

Primary Endpoint
Change from Baseline to Month 13 (one month off treatment) in respiratory symptom score

Key Secondary Endpoint
Proportion of subjects achieving durable culture conversion at Month 15 (3 months off treatment)

*Azithromycin (AZI), Ethambutol (ETH)
**Patients will be enrolled into separate open label extension study

https://clinicaltrials.gov/ct2/show/NCT03672630

Not for promotional use

87

Developing a Symptom Score for Front Line Indication

Leveraging Existing Instruments to Expedite Work

Respiratory Symptom Score

Quality of Life- Bronchiectasis (QoL-B) Patient Reported Outcome (PRO) Questionnaire

Fatigue Symptom Score

PROMIS-Fatigue Short Form 7a Questionnaire

In general, FDA requires description (validation) of questionnaires (PROs) to be used to support efficacy in the context of use (population of interest)

Completed Concept Elicitation work with 25 patients with newly diagnosed MAC disease

Supports specific questions in respiratory domain in QoL-B, and in PROMIS-Fatigue are meaningful / understandable to these patients and are likely the basis of computing symptom scores pending completion of Cognitive Interview work later this year.

Not for promotional use

88

Developing a Symptom Score for Front Line Indication

Lessons Learned from Prior Drug Development Programs

Describing longitudinal properties of questionnaires / PROs is required by FDA, in general

Global Blood Therapeutics incorporated describing longitudinal properties into Phase 3 study (HOPE study) for their new PRO in sickle cell disease

ARISE & ENCORE will evaluate symptom scores and other endpoints after completion of three-drug treatment regimen vs two-drug treatment regimen

ARISE will evaluate longitudinal properties as a separate study that will complete while ENCORE is enrolling

Provides for ability to adjust what/how items are used to compute final version of symptom scores in ENCORE while preserving integrity of ENCORE

Not for promotional use

89

Neil Hughes General Manager, Head of EMEAARIKAYCEEU Launch UpdateNot for promotional use 90

ARIKAYCE a Blueprint for Future Success



2019 **$136M** net sales

Q2 2020 **$42.5M**

Engaged HCP & patient population

Positive reimbursement trends

- Engaged healthcare providers
- Educated patient population
- Focus on payers to ensure reimbursement

ARIKAYCE was one of the Top 10 most successful non-oncology rare disease launches

We plan to repeat history with our growing pipeline

Not for promotional use

91

ARIKAYCE Added to International Treatment Guidelines for Treatment of MAC Lung DiseaseGuidelines are a globally recognized standard for the prevention, diagnosis and treatment of NTM lung diseaseAddition of ARIKAYCE to new standard treatment regimen for adult patients with limited or no treatment options who failed to convert to a negative sputum culture after at least six months of treatmentTreatment should be continued for 12 months after culture conversionNot for promotional use 92

ARIKAYCE Added to International Treatment Guidelines for Treatment of MAC Lung DiseaseGuidelines are a globally recognized standard for the prevention, diagnosis and treatment of NTM lung diseaseAddition of ARIKAYCE to new standard treatment regimen for adult patients with limited or no treatment options who failed to convert to a negative sputum culture after at least six months of treatmentTreatment should be continued for 12 months after culture conversionNot for promotional use 92

Commercial Approach

Meaningful Opportunity in Europe



US

~12K – 17K total refractory MAC patients (2019E)*

~80K – 90K total diagnosed NTM patients (2019E)*

EU5†

~1,400 total refractory MAC patients (2018E)*

~14K total diagnosed NTM patients (2018E)*

Japan

~15K – 18K total refractory MAC patients (2018E)*

~125K - 145K total diagnosed NTM patients (2018E)*

**Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US*

† EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

Not for promotional use

94

ARIKAYCE Received Positive CHMP Opinion July 24, 2020Committee for Medicinal Products for Human Use (CHMP)of the European Medicines Agency has adopted a positive opinion recommending ARIKAYCE for the treatment of NTM lung infections caused by MAC in non- CF Patients with limited treatment optionsNot for promotional use 95

Prevalence of NTM in EU May be Greater Than Previously Reported…while anticipated EU indication slightly wider than only refractory MACNot for promotional use 96

EU Launch Strategy

Strong but Lean Infrastructure

- Support value, pricing & access
- Insmed launch readiness
- Identify and improve NTM lung disease treatment ecosystems
- Support for patients and HCPs for ARIKAYCE initiation

Operational Excellence

Not for promotional use

97

Insmed Projected EMEA Country Footprint

Specific Field Force Structures Reflect Country-Specific Patient Pathways and NTM Management Protocols

Country Key

- Regional HQ – No Local Commercial Org
- Insmed Commercial Organization
- Under Review - Insmed vs Distributor



Customer facing FTEs grow as country reimbursement comes online*

FTEs	2020	2021	2022
Field Based Medical	14	18	21
Field Based Commercial	10	21	29

*Projections

Not for promotional use

98

Insmed Projected EMEA Country Footprint Specific Field Force Structures Reflect Country- Specific Patient Pathways and NTM Management ProtocolsCountry KeyRegional HQ – No Local Commercial OrgInsmed Commercial OrganizationUnder Review - Insmed vs DistributorCustomer facing FTEs grow as country reimbursement comes online*FTEs 2020 2021 2022Field Based Medical 14 18 21Field Based Commercial 10 21 29*ProjectionsNot for promotional use 98

Germany

First Anticipated Launch & Largest European Market



Office-based Pulmonologists
German Patient Care Model
Expert Centers



HCP-centered
MSLs
Regional Development Managers
Patient Support Program
Patient Service Nurses
Case manager / Pharmacist
Field Force
The focus of the Field Force is HCP-centered and plays a central role in RMC establishment and referrals
Arikares Model
The patient service team is primary focused on patient solutions and is described within the Arikares Model



Four "3-up" territories

MSL, RDM & PSP nurse cover identical geography to allow for smooth collaboration between the different parts of the Field Force

Not for promotional use

100

Analytics Enable Focused Commercialization Model in GermanyGeographic analysis based on:• Centers of Excellence• Areas of high NTM prevalence• Existing clinical experience with ARIKAYCESplit into priority focus areas and “white space”Not for promotional use101

Roger Adsett Chief Operating OfficerARIKAYCEJapan Launch UpdateNot for promotional use10210

Commercial Approach: Expansion to Japan

On Track for Anticipated Approval, Mid-Year 2021 Japan Launch

	2020 March	+12 Months	~ 3 months	Mid-Year 2021
ARIKAYCE	JNDA Filing	JDNA Approval	Price Negotiation	Launch
	2020 June	JNDA Approval	~ 3 months	Mid-Year 2021
Lamira Nebulizer	Notification Form submitted; considered approved	Request for health insurance coverage	Device Reimbursement Listing	Launch

Anticipated timelines shown

Not for promotional use

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"Cost Plus" Approach for Japanese Pricing

ARIKAYCE

Base Price + **Premiums** +− **Foreign Price Adjustment**

Base Price	Premiums	Foreign Price Adjustment
Base price includes manufacturing/transfer price, SG&A, operating profit, distribution cost, consumption tax	Adjustments include innovation premium, usefulness premium.	Government may adjust to a range of 75-125% compared to UK, DE & FR

Lamira Nebulizer

Base Price + **Physician's Fee** +− **Medical treatment fee for Lamira**

Base Price	Physician's Fee	Medical treatment fee for Lamira
Base price includes transfer price, SG&A, operating profit, distribution cost, consumption tax	Technical fee added	Government decides final price based on cost plus appropriate physician's fee

Not for promotional use

105

Nuances of Japanese MarketPrescriptions are limited to two-week supply for the first year drug is on the marketCo-pay market: approved drugs reimbursed at fixed ratesPhysician offices would exclusively train patients on use of ARIKAYCE with Lamira deviceNot for promotional use106

Building a Strong Presence in Japan 28 People with Japanese AffiliateNot for promotional use107

Engaging Major Medical AssociationsNot for promotional use108

Sales Territories in Japan*Greater OsakaGreater TokyoWest;;;. 7 Reps EAST;;;;. 8 Reps*Jf approvedNot for promotional use 109

Sara Bonstein Chief Financial OfficerFinancial Update & Closing Remarks110

Pipeline

ARIKAYCE® (Amikacin Liposome Inhalation Suspension)*	Refractory NTM: *M. avium* complex (MAC)
ARIKAYCE® (Amikacin Liposome Inhalation Suspension)	Front Line Label Expansion
Brensocatib: DPP1 Inhibitor	NCFBE
Brensocatib: DPP1 Inhibitor	Cystic Fibrosis
Brensocatib: DPP1 Inhibitor	(IIR) COVID19
Treprostinil Palmitil Inhalation Powder (TPIP)	Pulmonary Arterial Hypertension (PAH)
Internal R&D	Various Indications



PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
APPROVED

** As a condition of accelerated approval, Insmed plans to conduct an additional clinical study to support full approval.*

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Financial Strength to Achieve Our Objectives$641.9M as of 6/30/20Cash and Cash Equivalents>3 Years as of 9/30/20101M* as of 6/30/20Estimated Cash RunwayCommon Shares Outstanding*Excludes stock options, unvested RSUs and shares underlying outstanding convertible notes112

Transformational Growth Strategy

World Class Team

- Research & Development Expertise
- Global Commercial Presence
- Business Development Strength



ARIKAYCE
Refractory
MAC
ARIKAYCE
EU/Japan
Front Line
ARIKAYCE
Refractory
MAC
Brensocatib
NCFBE
ARIKAYCE
EU/Japan
Front Line
ARIKAYCE
Refractory
MAC
Pipeline
TPIP
Brensocatib
expansion
Brensocatib
NCFBE
ARIKAYCE
EU/Japan
Front Line
ARIKAYCE
Refractory
MAC

113

Questions & Answers114114

We are committed to bringing forth technologies and medicines in therapeutic areas with the greatest potential to make a difference in patients’ livesThank YouInvestor Relations investor.relations@insmed.com 646-351-0954115